Cash and cash equivalents	12 Months Ended
Dec. 31, 2023
Cash and cash equivalents [abstract]
Cash and cash equivalents
8. Cash and cash equivalents

	2023	2022
Checking and saving accounts	$151,146	$122,184
Time deposit	55,000	—
Cash on hand	229	240
	$206,375	$122,424
Cash at checking and saving accounts, earned interest based on rates determined by the banks in which the instruments are held.
As of December 31, 2023, the cash and cash equivalents disclosed above and in the consolidated statement of cash flows include $1.4 million (2022: $7.3 million) that the Company has pledged from its checking and saving accounts to fulfill collateral requirements.
As of December 31, 2023 and 2022, except for the cash pledged to fulfill collateral requirement, the Company’s cash and cash equivalents are free of restriction or charges that could limit its availability.